[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)
                                                              SEMIANNUAL REPORT
                                                              DECEMBER 31, 1999

                               [Graphic Omitted]

                               MFS(R) INSTITUTIONAL
                               MID CAP GROWTH FUND

MFS(R) INSTITUTIONAL MID CAP GROWTH FUND

TRUSTEES                                              INVESTMENT ADVISER
Jeffrey L. Shames*                                    Massachusetts Financial Services Company
Chairman and Chief Executive Officer,                 500 Boylston Street
MFS Investment Management(R)                          Boston, MA 02116-3741

Nelson J. Darling, Jr.+                               DISTRIBUTOR
Private investor and trustee                          MFS Fund Distributors, Inc.
                                                      500 Boylston Street
William R. Gutow+                                     Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                  INVESTOR SERVICE
Management Company (video franchise)                  MFS Service Center, Inc.
                                                      P.O. Box 2281
CHAIRMAN AND PRESIDENT                                Boston, MA 02107-9906
Jeffrey L. Shames*
                                                      For additional information,
PORTFOLIO MANAGER                                     contact your financial consultant.
Mark Regan*
                                                      CUSTODIAN
TREASURER                                             State Street Bank and Trust Company
W. Thomas London*
                                                      WORLD WIDE WEB
ASSISTANT TREASURERS                                  www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1999, the Fund provided a total return of 45.74% (including the reinvestment of any distributions), which compares to a return of 23.34% for the average mid-cap fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. Over the same period, the Fund's return also compares to a 32.49% return for the Russell Mid Cap Growth Index (the Russell Index), which measures the performance of the 800 smallest companies in the Russell 1000 Index.

As a mid-cap portfolio, the Fund looks for growing businesses that have made the transition from small cap to mid cap. Often that means the Fund's assets are invested in industries in which the competitive field has narrowed down to just a few companies. Our goal is to use our research to pick the company or companies that will wind up dominating the field and to invest in those companies early, before the market recognizes their true worth.

Over the past six months, two main areas that contributed to the Fund's outperformance relative to our benchmarks were semiconductor capital equipment and Internet infrastructure.

Semiconductor capital equipment is the machinery that semiconductor manufacturers use to make, test, and package computer chips. One Fund holding in this field is MKS Instruments, which we believe makes the best equipment for measuring the pressure of the gas plasma used in making chips. MKS, like many of our investments in this area, dominates a critical niche in a very technical manufacturing process.

Semiconductor capital equipment stocks tend to be cyclical. In our research visits to these companies, we were hearing that business was improving, and they were seeing strong sales. We bought into semiconductor capital equipment companies when many of their stock prices were stagnating, and indeed they rose strongly late in the year. Other examples of our semiconductor holdings include Teradyne, which we believe makes some of the world's best equipment for testing a chip to ensure it runs properly; KLA-Tencor, whose products allow chip makers to increase the efficiency of their manufacturing processes and thereby decrease the cost per chip; and Applied Science and Technology, which makes systems that produce the gas plasma that gets deposited on wafers to make semiconductors.

Another area that performed very strongly for the Fund was Internet infrastructure companies. As distinguished from e-commerce or Internet portal sites, infrastructure companies provide the products and services that make the Internet work. Our biggest success in this area was Network Solutions, the company that "rents" the domain names for the Internet. They own the exclusive rights to the registry for the .com, .net, .edu, and .org names, so they're virtually the worldwide building permit issuer for the Internet. Any domestic company doing business on the Internet has to pay Network Solutions $35 per year to register its domain, or site, names.* In the early '90s this was a federal government operation that was losing money, so it was sold to a private company. At that time the government believed there would never be more than a million domain names; today, Network Solutions is adding roughly a million new names every 75 days.*

But in the middle of 1999 there was a controversy about whether the government might take away Network Solutions' monopoly, and the stock price dropped by two-thirds. We did extensive research, analyzing legal precedents and so forth, and concluded that the company had a very strong case for retaining its existing arrangement. So we bought the stock on the dip in price, and subsequently Network Solutions negotiated a very favorable contract with the government; they became, in essence, a government-sanctioned monopoly. Since then, the stock has taken off. Network Solutions exemplifies one of the things we look for in the market: "second-chance" opportunities, when a company has suffered a decline in share price that we believe is unjustified and therefore temporary.

Another success in the Internet infrastructure area was CheckFree. This is a company that provides electronic home-banking and other electronic-commerce services to a large number of financial institutions. We bought the stock because a company visit and further research led us to believe CheckFree was a dominant player in its business, and that it would benefit directly from the explosive growth of the Internet. And in the fourth quarter the stock indeed appreciated quite significantly over our purchase price.

Outside of the areas of semiconductor capital equipment and Internet infrastructure, individual stocks in several areas contributed strongly to performance. Gemstar International, which we've written about in several previous Fund reports, is a great example of a company we bought into early, that became the only player in its industry. Gemstar consolidated the onscreen electronic program guide industry, so they receive a royalty of between $5 - $10 on every TV, VCR, cable box, and satellite box that is sold with an electronic guide; additionally, they will control the advertising space on these guides.* According to our research, domestic TV sets alone are being replaced at a rate of 25 million per year, so the potential is enormous. The stock doubled in price in the first half of 1999, and doubled again in the second half after the company agreed to acquire TV Guide.

Another strong performer was Cytyc Corporation, a company we've held for some time, through several rocky periods, because our research indicated it would eventually dominate its area of business. Cytyc developed the Thinprep System, an improved Pap test that is rapidly becoming a new standard in the health care industry. The stock was boosted this period by better-than-expected acceptance in an initial product rollout in New England, as well as an agreement by Aetna, a major health insurer, to accept the Cytyc test for reimbursement.

Looking toward 2000, we have positioned a substantial part of the portfolio in three major areas: energy, transaction processors, and health care.

In the energy sector, we have significantly increased our sector weighting since mid-1999 and focused on two themes: deep-water oil drillers and natural gas exploration and production. Oil companies have found that the most productive wells, those with the lowest overall cost per barrel, are located in deep water over about 5,000 feet. The deep-water rigs to drill these wells cost in the vicinity of $300 million, take three years to build, and are owned primarily by four companies: Transocean, Noble Drilling, Diamond Offshore, and Falcon. When the price of oil is above $18 per barrel -- and it's currently in the mid-twenties -- the leases for these rigs are usually bid up in price every time they're renewed.* So we think this is a good business to be in, and we own positions in most of the dominant rig companies.

Natural gas is a situation dominated by a supply/demand imbalance. Gas demand is growing faster than that for oil, as more houses each year are being hooked up to gas and electric utilities are switching to gas-powered turbines.* But gas-drilling activity has been down the past few years, so demand is growing faster than supply, and we believe some of the gas exploration and production companies are good investments.

Transaction processors are another major theme for the Fund going forward. These are companies that process customer transactions for mutual funds, banks, and credit-card issuers, as well as bill payment for the cable industry. These businesses tend to benefit strongly from new technologies such as the Internet, which are continually driving down the cost of each individual transaction. In 1999 many of these companies weren't growing their businesses as quickly as expected. We believe this was Year 2000 (Y2K) related; potential customers were reluctant to change their processing systems in the last three quarters of 1999. So although some processors and other business services in the portfolio did well in 1999, we bought many of them at depressed prices in order to position the Fund for potential growth in 2000. By and large, we believe the processors should have a good year in 2000, with demand coming back and technology continuing to drive down their costs. Our holdings in this area include SunGard Data Systems, which provides software and transaction processing for financial services companies, and NOVA Corporation, which does credit-card processing for retail merchants.

Health care is an additional area in which we've positioned the Fund for 2000. Stocks in this sector were generally beaten down in 1999 because Medicare cut back reimbursements and changed the payment system. This drastically impacted health care providers like nursing homes and hospitals. Except for some companies like Cytyc, the reimbursement issue also cast a shadow over many health care-related companies that actually had what we consider to be good businesses. We invested in several of these beaten-down health care companies in the second half of the year. Unfortunately, we may have been a bit early, as some of their stock prices declined further and detracted from the Fund's short-term performance. We do, however, believe that these are solid companies with good potential for stock price appreciation.

    Respectfully,

/s/ Mark Regan

    Mark Regan
    Portfolio Manager

*Source: MFS Research

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Mark Regan is Senior Vice President of MFS Investment Management(R), portfolio manager of MFS(R) Mid Cap Growth Fund, and a portfolio manager of MFS(R) Institutional Mid Cap Growth Fund.

He joined MFS in 1989 as a research analyst. He was named Investment Officer in 1990, Assistant Vice President in 1991, Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Mr. Regan is a graduate of Cornell University and the Sloan School of Management of the Massachusetts Institute of Technology.

John W. Ballen is President, Chief Investment Officer, and a member of the Management Committee and Board of Directors of MFS Investment Management(R). He is the portfolio manager of MFS(R) Emerging Growth Fund and a portfolio manager of MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), the Emerging Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Global Growth Fund, and the Global Growth Series offered through MFS(R)/Sun Life annuity products. In addition, Mr. Ballen oversees the portfolio management of MFS(R) Institutional Mid Cap Growth Fund and MFS(R) Institutional Emerging Equities Fund.

He joined the MFS Research Department in 1984 as a research analyst. He was named Investment Officer and portfolio manager in 1986, Vice President in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: December 28, 1995

Size: $101.8 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum investment amount is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                             6 Months        1 Year       3 Years         Life*
-------------------------------------------------------------------------------
Cumulative Total Return       +45.74%       +72.43%      +159.61%      +188.66%
-------------------------------------------------------------------------------
Average Annual Total Return     --          +72.43%      + 37.44%      + 30.27%
-------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, December 28, 1995, through December 31, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1999

Stocks - 100.1%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
Agricultural Products - 1.0%
  AGCO Corp.                                                             72,400            $    972,875
-------------------------------------------------------------------------------------------------------
Biotechnology - 0.8%
  Waters Corp.*                                                          15,100            $    800,300
-------------------------------------------------------------------------------------------------------
Broadcasting
  Spanish Broadcasting Systems, Inc.*                                       325            $     13,081
-------------------------------------------------------------------------------------------------------
Business Machines - 1.9%
  Affiliated Computer Services, Inc., "A"*                               12,200            $    561,200
  Seagate Technology, Inc.*                                              28,600               1,331,688
                                                                                           ------------
                                                                                           $  1,892,888
-------------------------------------------------------------------------------------------------------
Business Services - 6.2%
  BISYS Group, Inc.*                                                      6,700            $    437,175
  Collectors Universe, Inc.*                                             19,730                 123,313
  DST Systems, Inc.*                                                      7,100                 541,819
  Fiserv, Inc.*                                                          28,337               1,085,661
  Learning Tree International, Inc.*                                     14,600                 408,800
  National Data Corp.                                                    30,500               1,035,094
  NOVA Corp.*                                                            81,300               2,566,031
  United Parcel Service, Inc.                                             1,910                 131,790
                                                                                           ------------
                                                                                           $  6,329,683
-------------------------------------------------------------------------------------------------------
Computer Software - Services - 5.0%
  RSA Security, Inc.*                                                    65,600            $  5,084,000
-------------------------------------------------------------------------------------------------------
Computer Software - Systems - 7.0%
  Aspen Technology, Inc.*                                                20,600            $    544,613
  CheckFree Holdings Corp.*                                               2,500                 261,250
  Citrix Systems, Inc.*                                                   1,200                 147,600
  Computer Network Technology Corp.*                                     22,800                 522,975
  CSG Systems International, Inc.*                                       17,500                 697,812
  Etec Systems, Inc.*                                                    14,300                 641,712
  Harbinger Corp.*                                                       46,400               1,476,100
  Interliant, Inc.*                                                       7,100                 184,600
  SunGard Data Systems, Inc.*                                           109,600               2,603,000
                                                                                           ------------
                                                                                           $  7,079,662
-------------------------------------------------------------------------------------------------------
Consumer Goods and Services - 3.0%
  LoJack Corp.*                                                          33,200            $    224,100
  Sportsline USA, Inc.*                                                  57,300               2,872,162
                                                                                           ------------
                                                                                           $  3,096,262
-------------------------------------------------------------------------------------------------------
Containers - 0.7%
  Smurfit-Stone Container Corp.*                                         27,900            $    683,550
-------------------------------------------------------------------------------------------------------
Electronics - 10.5%
  Agilent Technologies, Inc.*                                             1,080            $     83,498
  Analog Devices, Inc.*                                                  15,000               1,395,000
  Cable Design Technologies Corp.*                                       95,750               2,202,250
  Cypress Semiconductor Corp.*                                           12,900                 417,637
  DuPont Photomasks, Inc.*                                               19,900                 960,175
  KLA-Tencor Corp.*                                                       9,700               1,080,337
  LTX Corp.*                                                              5,700                 127,538
  MKS Instruments, Inc.*                                                 25,000                 903,125
  Novellus Systems, Inc.*                                                 2,000                 245,062
  Sawtek, Inc.*                                                           7,600                 505,875
  SIPEX Corp.*                                                           57,200               1,404,975
  Teradyne, Inc.*                                                        20,800               1,372,800
                                                                                           ------------
                                                                                           $ 10,698,272
-------------------------------------------------------------------------------------------------------
Entertainment - 1.0%
  Hearst-Argyle Television, Inc.*                                        12,000            $    319,500
  Macromedia, Inc.*                                                       2,900                 212,062
  Readers Digest Assn., Inc., "A"                                        15,200                 444,600
  Sinclair Broadcast Group, Inc., "A"*                                    1,500                  18,305
                                                                                           ------------
                                                                                           $    994,467
-------------------------------------------------------------------------------------------------------
Financial Institutions - 3.0%
  Edwards (A.G.), Inc.                                                   96,100            $  3,081,206
-------------------------------------------------------------------------------------------------------
Financial Services - 0.3%
  S1 Corp.*                                                               3,399            $    265,547
-------------------------------------------------------------------------------------------------------
Food and Beverage Products - 3.5%
  Del Monte Foods Co.*                                                  211,000            $  2,597,937
  Keebler Foods Co.*                                                     35,900               1,009,688
                                                                                           ------------
                                                                                           $  3,607,625
-------------------------------------------------------------------------------------------------------
Machinery - 0.7%
  Applied Science and Technology, Inc.*                                  20,800            $    691,275
-------------------------------------------------------------------------------------------------------
Medical and Health Technology and Services - 16.7%
  Cytyc Corp.*                                                           93,300            $  5,697,131
  Health Management Associates, Inc., "A"*                              297,600               3,980,400
  IDEXX Laboratories, Inc.*                                              86,600               1,396,425
  Lincare Holdings, Inc.*                                                20,500                 711,094
  Steris Corp.*                                                          81,200                 837,375
  Total Renal Care Holdings, Inc.*                                      171,843               1,149,200
  VISX, Inc.*                                                            63,300               3,275,775
                                                                                           ------------
                                                                                           $ 17,047,400
-------------------------------------------------------------------------------------------------------
Oil Services - 7.1%
  Cooper Cameron Corp.*                                                  26,200            $  1,282,163
  Diamond Offshore Drilling, Inc.                                        31,100                 950,494
  Global Industries, Inc.*                                              217,100               1,872,487
  Noble Drilling Corp.*                                                  94,500               3,094,875
                                                                                           ------------
                                                                                           $  7,200,019
-------------------------------------------------------------------------------------------------------
Oils - 13.2%
  Apache Corp.                                                           70,000            $  2,585,625
  EOG Resources, Inc.                                                    88,900               1,561,306
  Houston Exploration Co.*                                               87,400               1,731,612
  Newfield Exploration Co.*                                             137,000               3,664,750
  Transocean Sedco Forex, Inc.                                           94,100               3,169,994
  Vastar Resources, Inc.                                                 12,100                 713,900
                                                                                           ------------
                                                                                           $ 13,427,187
-------------------------------------------------------------------------------------------------------
Pharmaceuticals - 1.9%
  Sepracor, Inc.*                                                         7,200            $    714,150
  United Therapeutics Corp.*                                             26,700               1,228,200
                                                                                           ------------
                                                                                           $  1,942,350
-------------------------------------------------------------------------------------------------------
Printing and Publishing - 2.0%
  Meredith Corp.                                                          5,500            $    229,281
  Scholastic Corp.*                                                      28,900               1,797,219
                                                                                           ------------
                                                                                           $  2,026,500
-------------------------------------------------------------------------------------------------------
Retail - 0.3%
  The Great Atlantic & Pacific Tea Company, Inc.                          9,400            $    262,025
-------------------------------------------------------------------------------------------------------
Special Products and Services - 0.3%
  U.S. Aggregates, Inc.*                                                 28,125            $    337,500
-------------------------------------------------------------------------------------------------------
Stores - 1.5%
  BJ's Wholesale Club, Inc.*                                             34,800            $  1,270,200
  Gymboree Corp.*                                                        49,100                 276,188
                                                                                           ------------
                                                                                           $  1,546,388
-------------------------------------------------------------------------------------------------------
Supermarkets - 2.1%
  Kroger Co.*                                                           115,500            $  2,180,063
-------------------------------------------------------------------------------------------------------
Telecommunications - 10.4%
  American Tower Corp., "A"*                                             44,900            $  1,372,256
  Ancor Communications, Inc.*                                            11,500                 780,563
  Emulex Corp.*                                                           5,900                 663,750
  Intermedia Communications, Inc.*                                       85,000               3,299,063
  Metromedia Fiber Network, Inc., "A"*                                    1,070                  51,293
  Network Solutions, Inc.*                                               18,600               4,046,662
  RF Micro Devices, Inc.*                                                 5,700                 390,094
                                                                                           ------------
                                                                                           $ 10,603,681
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $77,808,344)                                                $101,863,806
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 1.1%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 1/03/00, at
    Amortized Cost                                                      $ 1,170            $  1,169,903
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $78,978,247)                                           $103,033,709
Other Assets, Less Liabilities - (1.2)%                                                      (1,263,595)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $101,770,114
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $78,978,247)             $103,033,709
  Investment of cash collateral for securities loaned, at value
    (identified cost, $20,705,100)                                   20,705,100
  Cash                                                                   11,381
  Receivable for investments sold                                       167,751
  Dividends and interest receivable                                      27,638
  Receivable from investment adviser                                     23,569
  Deferred organization expenses                                          1,381
  Other assets                                                              440
                                                                   ------------
      Total assets                                                 $123,970,969
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $    776,947
  Collateral for securities loaned, at value                         20,705,100
  Distributions payable                                                 689,643
  Payable to affiliates -
    Management fee                                                        1,629
    Shareholder servicing agent fee                                          20
  Accrued expenses and other liabilities                                 27,516
                                                                   ------------
      Total liabilities                                            $ 22,200,855
                                                                   ------------
Net assets                                                         $101,770,114
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $ 67,340,266
  Unrealized appreciation on investments                             24,055,462
  Accumulated undistributed net realized gain on investments         10,468,964
  Accumulated net investment loss                                       (94,578)
                                                                   ------------
      Total                                                        $101,770,114
                                                                   ============
Shares of beneficial interest outstanding                            4,835,956
                                                                     =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $21.04
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                        $    84,255
    Income on securities loaned                                          22,245
    Dividends                                                            44,626
                                                                    -----------
      Total investment income                                       $   151,126
                                                                    -----------
  Expenses -
    Management fee                                                  $   214,414
    Trustees' compensation                                                3,100
    Shareholder servicing agent fee                                       2,682
    Administrative fee                                                    3,469
    Custodian fee                                                        14,486
    Printing                                                              4,830
    Auditing fees                                                        14,917
    Legal fees                                                              437
    Amortization of organization expenses                                   703
    Miscellaneous                                                        14,941
                                                                    -----------
      Total expenses                                                $   273,979
    Fees paid indirectly                                                 (4,706)
    Reduction of expenses by investment adviser                         (23,569)
                                                                    -----------
      Net expenses                                                  $   245,704
                                                                    -----------
        Net investment loss                                         $   (94,578)
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions (identified cost
    basis)                                                          $15,412,107
  Change in unrealized appreciation on investments                   16,829,010
                                                                    -----------
      Net realized and unrealized gain on investments               $32,241,117
                                                                    -----------
        Increase in net assets from operations                      $32,146,539
                                                                    ===========
See notes to financial statements.


Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                YEAR ENDED
                                                             DECEMBER 31, 1999             JUNE 30, 1999
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $    (94,578)              $   (30,648)
  Net realized gain on investments                                  15,412,107                 6,683,719
  Net unrealized gain on investments                                16,829,010                 3,878,244
                                                                  ------------               -----------
    Increase in net assets from operations                        $ 32,146,539               $10,531,315
                                                                  ------------               -----------
Distributions declared to shareholders from net realized
  gain on investments                                             $(11,347,449)              $(5,353,020)
                                                                  ------------               -----------
Net increase in net assets from Fund share transactions           $ 19,068,698               $ 7,788,253
                                                                  ------------               -----------
      Total increase in net assets                                $ 39,867,788               $12,966,548
Net assets:
  At beginning of period                                            61,902,326                48,935,778
                                                                  ------------               -----------
  At end of period (including accumulated net investment
    loss of $94,578 and $0, respectively)                         $101,770,114               $61,902,326
                                                                  ============               ===========

See notes to financial statements.


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                SIX MONTHS ENDED         ------------------------------------------------        PERIOD ENDED
                               DECEMBER 31, 1999               1999               1998               1997      JUNE 30, 1996*
                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $16.28             $15.04             $12.25             $11.13              $10.00
                                          ------             ------             ------             ------              ------
Income from investment operations# -
  Net investment loss(S)                  $(0.02)            $(0.01)            $(0.02)            $(0.00)**           $(0.01)
  Net realized and unrealized
    gain on investments                     7.41               2.96               3.45               1.40                1.14
                                          ------             ------             ------             ------              ------
      Total from investment
        operations                        $ 7.39             $ 2.95             $ 3.43             $ 1.40              $ 1.13
                                          ------             ------             ------             ------              ------
Less distributions declared to                                                                                         $
  shareholders from net realized
  gain on investments                     $(2.63)            $(1.71)            $(0.64)            $(0.28)               --
                                          ------             ------             ------             ------              ------
Net asset value - end of period           $21.04             $16.28             $15.04             $12.25              $11.13
                                          ======             ======             ======             ======              ======
Total return                               45.74%++           22.05%             29.15%             12.80%              11.30%++
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                              0.70%+             0.66%              0.66%              0.66%               0.70%+
    Net investment loss                    (0.26)%+           (0.07)%            (0.17)%            (0.01)%             (0.25)%+
Portfolio turnover                            76%               147%               143%               136%                 33%
Net assets at end of period (000
  omitted)                              $101,770            $61,902            $48,936            $25,007              $8,149

(S) From May 3, 1996, through October 31, 1999, the investment adviser voluntarily agreed to maintain the expenses of the
    Fund, excluding management fees, at no more than 0.05% of average daily net assets. From December 28, 1995, through May
    2, 1996, the investment adviser agreed to maintain the expenses at no more than 0.75%. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

      Net investment loss                 $(0.03)            $(0.03)            $(0.04)            $(0.04)             $(0.09)
      Ratios (to average net assets):
        Expenses##                          0.77%+             0.80%              0.83%              0.99%               2.59%+
        Net investment loss                (0.33)%+           (0.21)%            (0.35)%            (0.34)%             (2.14)%+

  * For the period from the commencement of the Fund's investment operations, December 28, 1995, through June 30, 1996.
 ** The per share amount was less than $0.01.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Mid Cap Growth Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $19,997,107. These loans were collateralized by cash of $20,705,100, which was invested in the following short-term obligation:

                                                                 AMORTIZED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     20,705,100         $20,705,100

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets. Through October 31, 1999, the investment adviser voluntarily agreed to pay the Fund's operating expenses, exclusive of management fees, such that the Fund's aggregate expenses did not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $65,853,238 and $53,630,441, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $78,978,247
                                                                    -----------
Gross unrealized appreciation                                       $27,970,768
Gross unrealized depreciation                                        (3,915,306)
                                                                    -----------
    Net unrealized appreciation                                     $24,055,462
                                                                    ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                    SIX MONTHS ENDED DECEMBER 31, 1999         YEAR ENDED JUNE 30, 1999
                                    ----------------------------------        -------------------------
                                              SHARES            AMOUNT         SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                  600,127       $10,006,445        591,135      $  8,860,303
Shares issued to shareholders in
  reinvestment of distributions              515,866        10,657,807        366,582         4,904,864
Shares reacquired                            (82,828)       (1,595,554)      (409,523)       (5,976,914)
                                           ---------       -----------       --------      ------------
    Net increase                           1,033,165       $19,068,698        548,194      $  7,788,253
                                           =========       ===========       ========      ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1999, was $317. The Fund had no significant borrowings during the period.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                IMC-3 02/00 200